                                                                   Exhibit 10.34

Recording Requested By:

When Recorded Mail To:

Name: ARCO Products Company

Attn: Denise Newton

Street: 4 Centerpointe Drive

City &: La Palma

State:California 90623-1066

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                MEMORANDUM OF CONTRACT DEALER GASOLINE AGREEMENT

                                                                 Facility: 82063
                                                                           -----

      THIS MEMORANDUM OF CONTRACT. DEALER GASOLINE AGREEMENT, dated September 2, 1999, is executed by and between LLO-Gas, Inc. ("Franchisee") located at 13001 Stockdale Hwy.. Bakersfield, California 93312, and ARCO Products Company, a division of Atlantic Richfield Company, a Delaware corporation, with offices at 1055 West Seventh Street (P.O. Box 2570) in Los Angeles, California 90051-0570 ("ARCO).

      In return for valuable consideration, Franchisee has granted to ARCO a right of first refusal to all of Franchisee's interest, whether fee or leasehold, in the land situated at the street address of13001 Stockdale Hwy., in the city of Bakersfield, in the state of California, and more specifically described in Exhibit "A" attached, and all improvements thereon.

      The terms of ARCO's right of first refusal are more fully set forth in that certain Contract Dealer Gasoline Agreement between the parties hereto, dated, _________, and this Memorandum of Contract Dealer Gasoline Agreement is subject to all the covenants, conditions and terms set forth in that Agreement, which is hereby adopted herein and made a part hereof as if all the covenants, conditions and terms thereof were included in full herein.

      IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Contract Dealer Gasoline Agreement as of the date first written above.

                                       Franchisee: LLO-Gas, lnc.


                                       By: /s/ John Castellucci
                                           -------------------------------------
                                           John D. Castellucci


                                       ARCO PRODUCTS COMPANY
                                       a division of Atlantic Richfield Company


                                       By: /s/ Connie Carroll
                                           -------------------------------------
                                           Connie Carroll, Manager
                                           Franchise Administration

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

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State of California

County of Orange

On 9/2/99    before me, Hollie Johnson, Notary Public
   ---------            --------------------------------------------------------
     Date               Name, Title of Officer  - E.G., "JANE DOE, NOTARY PUBLIC

personally appeared   John Castellucci and Connie Carroll
                      ----------------------------------------------------------

|X|                                    proved to me on the basis of satisfactory
                                       evidence to be the person(s) whose names)
[S E A L]                              are subscribed to the within instrument
                                       and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instruments.

                                       WITNESS my hand and official seal.

                                       /s/ Hollie Johnson
                                       -----------------------------------------
                                       SIGNATURE OF NOTARY

                                    OPTIONAL
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Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form

|_|   INDIVIDUAL

|X|   CORPORATE OFFICER

      President/Manager                   Memorandum of CDGA 82063
------------------------------------      --------------------------------------
                                               TITLE OR TYPE OF DOCUMENTS

|_|   PARTNERS    |_|   LIMITED
                  |_|   GENERAL                             1
                                          --------------------------------------
                                                      NUMBER OF PAGES
|_|   ATTORNEY-IN-FACT

|_|   TRUSTEE(S)

|_|   GUARDIAN/CONSERVATOR

|_|   OTHER:                                                9/2/99
                                                --------------------------------

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SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


LLO-Gas, Inc.                                         None
------------------------------------      --------------------------------------
                                          SIGNER(S) OTHER THAN NAMED ABOVE
ARCO PRODUCTS CO.
------------------------------------

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